[NUVEEN LOGO]

Mutual Funds


December 31, 1998

Semiannual Report

Seeking income for today
and growth for tomorrow.



[PHOTO APPEARS HERE]




Utility
Income Fund

Highlights
As of December 31, 1998
For Class A shares on net asset value


Industry Diversification

[PIE CHART APPEARS HERE]

Utilities 74.7%

Energy 11.8%

Financials 10.8%

Capital Goods 2.7%

Performance Highlights

 . One-year total return of 8.12%
 . Steady dividend since 1993


        Contents

  1     Dear Shareholder
  3     Portfolio Manager's Comments
  5     Performance Overview
  6     Shareholder Meeting Report
  7     Portfolio of Investments
  9     Statement of Net Assets
 10     Statement of Operations
 10     Statement of Changes in Net Assets
 11     Notes to Financial Statements
 15     Financial Highlights
 16     Building Better Portfolios
 17     Fund Information

Dear Shareholder


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

Wealth takes
a lifetime
to build.
Once achieved,
it should be
preserved.


I'm pleased to report that the Flagship Utility Income Fund continued to perform well in pursuit of its objective of providing you with attractive current income, long-term growth of income, and capital appreciation.

Recently, shareholders approved expansion of the Fund's investment strategy to enhance the Fund's investment potential. With an eye toward providing income for today and growth opportunities for tomorrow, the Fund manager may now explore a broader, more diversified range of quality investment opportunities to achieve the target portfolio blend, rather than focusing exclusively on the utility sector. To reflect this new philosophy, the fund's name has been changed to the Nuveen Dividend and Growth Fund. We are optimistic that the fund's new direction will offer you investment income, plus a measure of capital growth over time to help overcome the effects of inflation and protect your purchasing power.

The Year in Review

Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. To avert a potential domestic credit crunch and bring some stability to global markets, the Federal Reserve moved to ease short-term interest rates for the first time in almost three years. Between the end of September and mid-November, three successive cuts reduced the federal funds rate to 4.75%.

Despite the uncertainty in foreign markets, U.S. equities enjoyed another banner year. The Dow Jones Industrial Average recorded an increase for the eighth consecutive time, and the S&P 500 posted a total return of almost 29%. This increase is even more impressive in light of the S&P 500's decline of almost 20% over the summer.

In the coming months, we will continue to watch several key factors affecting the economy's future, including corporate earnings reports, wage and employment statistics, the strength of the U.S. dollar, events in international markets, and any further interest rate indications from the Federal Reserve.

"An appropriately diversified portfolio ... can help cushion your investments against volatility and enhance your overall total return potential."

Nuveen's Premier Advisers

As a further enhancement to our management capabilities, Nuveen has assembled a strong core of Premier Advisers/SM/, a group of asset management firms who are experts in their particular areas of the market, to provide their experience and insights. In addition to Nuveen Investment Advisory Services, our Premier Adviser for income investing, you can rely on other Premier Advisers for equity investments, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services, Inc. for growth investing. For more information about Nuveen Mutual Funds, including sales charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

Considering the market volatility of 1998, we believe that investors will continue to find diversification to be an important strategy in the months ahead. An appropriately diversified portfolio -- one that balances different types of investments, levels of risk, and tax management strategies -- can help cushion your investments against volatility and enhance your overall total return potential.

We encourage you to talk with your financial adviser about the ways Nuveen Mutual Funds can help you establish a diversified portfolio designed to build and sustain long-term financial security. We are grateful for the confidence you have placed in us and are dedicated to maintaining that trust in the years ahead.

Sincerely,



/s/Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

February 15, 1999

Flagship Utility Income Fund

Portfolio Manager's Comments

Investors found 1998 to be a very challenging year, and many expect volatile, yet growing markets in 1999. To gain a clearer perspective on recent events and the future of the Flagship Utility Income Fund (now named the Nuveen Dividend and Growth Fund), we talked with Rick Huber of Nuveen Investment Advisory Services, who is the portfolio manager of the fund.

What is your assessment of the stock market's results last year?

The equity market turned in another strong performance in 1998, setting a number of records in the process. The S&P 500 generated a total return of 28.6% for the year, its fourth consecutive year of increasing more than 20% and the first such string of gains in over 100 years. The Dow Jones Industrial Average has now risen for each of the last eight years, and 16 of the last 17 years.

The market's performance, though solid, was also marked by volatility last year. The S&P 500 declined almost 20% during the summer, only to eventually rebound and reach record highs four months later.

Equity market performance was also notable in 1998 for its concentration of return in a relatively small group of large-capitalization, growth-oriented issues. The top five contributors to the S&P 500's total return in 1998 were Microsoft, General Electric, Wal-Mart, Lucent Technologies, and Cisco. These five stocks showed a median return of nearly 115% while the median return for the other 495 stocks in the S&P 500 was less than 7%. In the wake of financial turmoil around the globe, investors sought out large companies whose earnings growth was expected to be strong and secure; valuation became a secondary consideration to predictability of earnings.

At year-end, the stock market hovered near record highs despite the continuing financial instability in Asia and Russia as well as the impeachment of President Clinton.

How did the economic landscape affect financial markets' performance last year?

The economy continued to support the market's advance in 1998, growing at about 4% even in the face of slowed foreign trade. While the economy is not likely headed for recession, there are signs that growth will slow in 1999: U.S. exports continue to be affected by financial market turmoil; spending on capital expenditures should moderate; and housing growth should slow. But even though the economy's pace could taper off in the coming months, there are adjustments taking place that could lessen the economic slowdown anticipated in 1999, such as foreign central banks moving aggressively to reduce interest rates, higher government spending in the U.S. due to the current budget surplus, and initial signs of stability in Asia.

What role did the Federal Reserve play in the stock market's strong performance?

The Federal Reserve played an important role in the strength of the economy and the financial markets in 1998, lowering short-term interest rates three times in the last half of the year. These actions helped to stave off further declines in stock prices and set the stage for the unprecedented market recovery to new highs.

How did the Flagship Utility Income Fund perform in 1998?

The Flagship Utility Income Fund generated an 8.12% total return on Class A shares at net asset value for 1998. This compares to an 18.40% total return for the Lipper Utility Fund category.

See your fund's performance overview in this report, on page five, for more information.

The Fund's relative underperformance, when compared to the Lipper Utility Fund category, can be attributed mainly to the Fund's significant holdings in preferred stocks. Preferred stocks can generate an attractive income stream, but they provide relatively little in the way of capital appreciation. Until December 1998, the Fund's focus was on current income. Going forward, it will be a combination of income and capital growth.

Overall, the utility industry performed very well over the past year. Deregulation in this sector contributed to attractive buy opportunities over the course of the year and forced companies to become more cost-efficient and growth oriented. As the equity market enjoyed a record setting year, additional common stock issues from the utility sector replaced some preferred stock holdings in order to enhance the fund's performance.

What investment strategies were employed in managing the Flagship Utility Income Fund? In addition, what are some of the holdings you've identified as being particularly attractive?

For much of 1998, the primary investment strategy for the Flagship Utility Income Fund was to focus on income-producing, common and preferred utility stocks. This strategy provided attractive income and stable returns in a volatile market environment. Going forward, we will screen for value and income among all security classes, including corporate bonds, preferred stocks, and equity securities. The stocks the Fund now holds provide a stable, growing income source as well as the potential for capital appreciation.

Looking ahead, the changes in the Fund's investment policy will allow us greater flexibility in terms of adding equities from different sectors to the portfolio. The resulting effect, diversification, should better serve to potentially enhance the Fund's performance. For example, several holdings in the telecommunications sector, such as Ameritech Corporation, AT&T Corp., and Sprint Corporation have recently been added to the portfolio due to their financial strength as well as their potential impact on the future of technology and voice and data delivery. For these reasons, we believe telecommunications companies offer a unique blend of an attractive level of current income in addition to the potential for significant capital appreciation.

Other names that have been added to the Fund's portfolio as a result of the investment policy change include Enron and Williams Companies, which are both part of the energy sector. We believe that many energy companies are undervalued and have significant upside potential to match their attractive dividend yields.

In addition, we think that corporate bonds and preferred stock are also very attractive, and will remain so, particularly if interest rates continue to decline. Companies like TRW Incorporated and Coastal Finance represent the types of issues we like in those asset classes.

In this time of rising valuations, is the portfolio management team still able to find attractive value opportunities?

Yes. We believe that the valuations of the portfolio holdings are quite attractive on an absolute basis, as well as relative to the overall market. Finding undervalued opportunities is an appropriate element of the fund's investment strategy. While the current frenzy in Internet-related stocks seems to make valuation comparisons irrelevant, we continue to believe that our focus of searching for undervalued securities has the potential to be rewarding for the shareholders.

Flagship Utility Income Fund

Performance Overview

As of December 31, 1998


Top Five Common Stocks (as a % of common stock holdings)

Ameritech Corporation                   7.5%
 ............................................
Sprint Group (FON Group)                6.6%
 ............................................
AT&T Corp.                              5.9%
 ............................................
CMS Energy Corporation                  5.7%
 ............................................
Carolina Power & Light Company          5.6%
 ............................................


1998 Monthly Dividend History (Class A Shares)

[BAR CHART APPEARS HERE]

January    0.05290
February   0.05290
March      0.05290
April      0.05290
May        0.05290
June       0.05290
July       0.05290
August     0.05290
September  0.05290
October    0.05290
November   0.05290
December   0.05290


Fund Highlights

Share Price                                         A       B       C        R
------------------------------------------------------------------------------
Inception Date                                   8/83   12/98    7/93    12/98
 ..............................................................................
Net Asset Value                                $13.64  $13.64  $13.60   $13.64
 ..............................................................................
Total Net Assets ($000)                                                $25,129
 ..............................................................................
Average Market Capitalization of Common Stocks in Portfolio      $23.1 billion
 ..............................................................................
Expense Ratio (A Shares after reimbursement)                             1.20%
 ..............................................................................

Annualized Total Return/1/

Share Class                     A (On NAV)  A (On Offer)         C
------------------------------------------------------------------
1-Year                               8.12%         1.89%     7.40%
 ..................................................................
3-Year                              12.48%        10.27%    11.84%
 ..................................................................
5-Year                              10.86%         9.56%    10.25%
 ..................................................................
10-Year/2/                           8.80%         8.16%     8.20%
------------------------------------------------------------------

1 Returns for Class A are actual. Returns for Class C are actual for the period since inception and prior to class inception are the returns for Class A, adjusted for the difference in sales charge and expenses. Class A shares have a 5.75% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the 1-year total return.
2 The Fund changed its investment objectives and policies as of July 1, 1992, from a corporate cash management fund to that of a utility fund.

                          Shareholder Meeting Report

                                                  Class A Shares  Class C Shares
--------------------------------------------------------------------------------
Approval of Changes to
Fund's Fundamental Policies
--------------------------------------------------------------------------------
    For                                                  690,138         162,579
    Against                                               70,275          21,983
    Abstain                                               27,668           9,271
    Broker Non-votes                                     136,404          19,932
   -----------------------------------------------------------------------------
    Total                                                924,485         213,765
--------------------------------------------------------------------------------
Approval of a New Advisory
Agreement
--------------------------------------------------------------------------------
    For                                                  698,848         166,463
    Against                                               55,985          14,527
    Abstain                                               33,248          12,843
    Broker Non-votes                                     136,404          19,932
    ----------------------------------------------------------------------------
    Total                                                924,485         213,765
--------------------------------------------------------------------------------
Approval of a New
Rule 12b-1 Plan
--------------------------------------------------------------------------------
    For                                                  689,142         154,039
    Against                                               60,256          20,093
    Abstain                                               38,683          19,701
    Broker Non-votes                                     136,404          19,932
    ----------------------------------------------------------------------------
    Total                                                924,485         213,765
--------------------------------------------------------------------------------
Approval of Tax-Free
Reorganization into New Fund
--------------------------------------------------------------------------------
    For                                                  879,038         199,242
    Against                                               39,630          13,230
    Abstain                                               41,060          14,385
    Broker Non-votes                                      90,520           5,806
    ----------------------------------------------------------------------------
    Total                                              1,050,248         232,663
--------------------------------------------------------------------------------
Ratification of Election to
Board of Trustees
--------------------------------------------------------------------------------
James E. Bacon
    For                                                1,009,759         213,288
    Withhold                                              40,489          19,375
    ----------------------------------------------------------------------------
    Total                                              1,050,248         232,663
--------------------------------------------------------------------------------
Anthony T. Dean
    For                                                1,008,716         213,288
    Withhold                                              41,532          19,375
    ----------------------------------------------------------------------------
    Total                                              1,050,248         232,663
--------------------------------------------------------------------------------
William L. Kissick
    For                                                1,008,878         213,288
    Withhold                                              41,370          19,375
    ----------------------------------------------------------------------------
    Total                                              1,050,248         232,663
--------------------------------------------------------------------------------
Thomas E. Leafstrand
    For                                                1,007,835         213,288
    Withhold                                              42,413          19,375
    ----------------------------------------------------------------------------
    Total                                              1,050,248         232,663
--------------------------------------------------------------------------------
Sheila W. Wellington
    For                                                1,009,759         213,288
    Withhold                                              40,489          19,375
    ----------------------------------------------------------------------------
    Total                                              1,050,248         232,663
--------------------------------------------------------------------------------
Approval of changes to fundamental policies concerning:
--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
    For                                                  719,559         169,034
    Against                                               44,392           9,293
    Abstain                                               24,130          15,506
    Broker Non-votes                                     136,404          19,932
    ----------------------------------------------------------------------------
    Total                                                924,485         213,765
--------------------------------------------------------------------------------
Borrowing
--------------------------------------------------------------------------------
    For                                                  717,395         167,734
    Against                                               46,556          10,593
    Abstain                                               24,130          15,506
    Broker Non-votes                                     136,404          19,932
    ----------------------------------------------------------------------------
    Total                                                924,485         213,765
-------------------------------------------------------------------------------
Senior Securities
-------------------------------------------------------------------------------
    For                                                  714,667         169,034
    Against                                               49,284           9,293
    Abstain                                               24,130          15,506
    Broker Non-votes                                     136,404          19,932
    ----------------------------------------------------------------------------
    Total                                                924,485         213,765
--------------------------------------------------------------------------------
Underwriting
--------------------------------------------------------------------------------
    For                                                  715,928         169,034
    Against                                               48,023           9,293
    Abstain                                               24,130          15,506
    Broker Non-votes                                     136,404          19,932
    ----------------------------------------------------------------------------
    Total                                                924,485         213,765
--------------------------------------------------------------------------------
Real Estate
--------------------------------------------------------------------------------
    For                                                  715,928         167,734
    Against                                               48,023          10,593
    Abstain                                               24,130          15,506
    Broker Non-votes                                     136,404          19,932
    ----------------------------------------------------------------------------
    Total                                                924,485         213,765
--------------------------------------------------------------------------------
Commodities
--------------------------------------------------------------------------------
    For                                                  711,341         169,034
    Against                                               52,610           9,293
    Abstain                                               24,130          15,506
    Broker Non-votes                                     136,404          19,932
    ----------------------------------------------------------------------------
    Total                                                924,485         213,765
--------------------------------------------------------------------------------
Loans
--------------------------------------------------------------------------------
    For                                                  713,764         169,034
    Against                                               50,187           9,293
    Abstain                                               24,130          15,506
    Broker Non-votes                                     136,404          19,932
    ----------------------------------------------------------------------------
    Total                                                924,485         213,765
--------------------------------------------------------------------------------
Investment Companies
--------------------------------------------------------------------------------
    For                                                  717,941         167,734
    Against                                               46,556          10,593
    Abstain                                               24,130          15,506
    Broker Non-votes                                     136,404          19,932
    ----------------------------------------------------------------------------
    Total                                                925,031         213,765
--------------------------------------------------------------------------------
Short Sales and Margin Purchases
--------------------------------------------------------------------------------
    For                                                  710,180         167,382
    Against                                               53,771          10,945
    Abstain                                               24,130          15,506
    Broker Non-votes                                     136,404          19,932
    ----------------------------------------------------------------------------
    Total                                                924,485         213,765
--------------------------------------------------------------------------------
Affiliate Purchases
--------------------------------------------------------------------------------
    For                                                  712,803         167,382
    Against                                               51,148          10,945
    Abstain                                               24,130          15,506
    Broker Non-votes                                     136,404          19,932
    ----------------------------------------------------------------------------
    Total                                                924,485         213,765
--------------------------------------------------------------------------------
Pledges
--------------------------------------------------------------------------------
    For                                                  716,434         167,382
    Against                                               47,517          10,945
    Abstain                                               24,130          15,506
    Broker Non-votes                                     136,404          19,932
    ----------------------------------------------------------------------------
    Total                                                924,485         213,765
--------------------------------------------------------------------------------
Illiquid Securities
--------------------------------------------------------------------------------
    For                                                  710,180         167,382
    Against                                               53,771          10,945
    Abstain                                               24,130          15,506
    Broker Non-votes                                     136,404          19,932
    ----------------------------------------------------------------------------
    Total                                                924,485         213,765

Portfolio of Investments (Unaudited)
Flagship Utility Income Fund
December 31, 1998


Shares         Description                                          Market Value
--------------------------------------------------------------------------------
               COMMON STOCKS - 50.7%

               Energy - 4.1%
10,000         Natural Fuel Gas Company                             $    451,875
10,000         Sonat Incorporated                                        270,625
10,000         Williams Companies Incorporated                           311,875
--------------------------------------------------------------------------------
               Financials - 4.2%

 9,500         Boston Properties, Inc.                                   289,750
20,000         Camden Property Trust                                     520,000
10,000         Equity Office Properties Trust                            240,000
--------------------------------------------------------------------------------
               Utilities - 42.4%

10,000         AT&T Corp.                                                752,500
15,000         Ameritech Corporation                                     950,625
15,000         CMS Energy Corporation                                    726,563
15,200         Carolina Power & Light Company                            715,350
31,200         Dayton Power & Light Company                              674,700
15,050         DQE, Incorporated                                         661,259
10,000         Enron Corporation                                         570,625
10,000         GTE Corporation                                           650,000
20,000         LG&E Energy Corp.                                         566,250
20,000         MCN Corporation                                           381,250
25,000         Pacificorp                                                526,563
17,000         Piedmont Natural Gas Company, Inc.                        614,125
20,000         Rochester Gas & Electric Company                          625,000
10,000         The Southern Company                                      290,625
10,000         Sprint Corporation (FON Group)                            841,250
 5,000         Sprint Corporation (PCS Group)                            115,625
10,000         Texas Utilities Company                                   466,875
 9,900         Wicor, Inc.                                               215,944
10,000         Wisconsin Energy Corporation                              314,374
--------------------------------------------------------------------------------
               Total Common Stocks - (cost $10,106,511)               12,743,628
               -----------------------------------------------------------------

Flagship Utility Income Fund
December 31, 1998

    Shares     Description                                          Market Value
--------------------------------------------------------------------------------
               PREFERRED STOCKS - 34.9%
               Capital Goods - 2.3%
    22,804     Textron Capital (7.920%)                              $   577,226
--------------------------------------------------------------------------------
               Energy - 6.0%
    30,000     The Coastal Corporation, Coastal Finance I (8.375%)       738,750
    30,000     Equitable Resources, Incorporated (7.350%)                757,500
--------------------------------------------------------------------------------
               Financials - 5.1%
    25,000     Bank America Corporation (7.000%)                         639,063
    25,000     Chase Capital IV  (7.340%)                                640,625
--------------------------------------------------------------------------------
               Utilities - 21.5%
    20,000     GTE Delaware (9.250%)                                     512,500
    20,000     Illinois Power Company (9.450%)                           513,750
    20,000     MCI Capital I (8.000%)                                    517,500
    30,000     MCN Michigan Limited Partnership (9.375%)                 765,000
    20,000     MediaOne Financing Trust III (9.040%)                     512,500
    30,000     Metropolitan Edison (9.000%)                              763,125
    20,000     Mission Capital L P (9.875%)                              518,750
    26,875     Pacific Telesis Group (7.560%)                            680,273
    25,000     Penelec Capital Limited Partnership (8.750%)              632,813
--------------------------------------------------------------------------------
               Total Preferred Stocks - (cost $8,640,883)              8,769,375
               -----------------------------------------------------------------

 Principal
    Amount     Description                                          Market Value
--------------------------------------------------------------------------------
               Corporate Bonds - 8.4%
               Capital Goods - 1.9%
$  525,000     Interpool Capital Trust, 9.875%, 2/15/27                  463,672
--------------------------------------------------------------------------------
               Consumer Cyclical - 4.1%
 1,000,000     TRW Incorporated, 6.250%, 1/15/10                       1,025,741
--------------------------------------------------------------------------------
               Utilities - 2.4%
   600,000     Sprint Capital Corporation, 6.15%, 11/15/08               613,339
--------------------------------------------------------------------------------
               Total Corporate Bonds - (cost $2,027,692)               2,102,752
               -----------------------------------------------------------------
               Total Investments - (cost $20,775,086) - 94.0%         23,615,755
               -----------------------------------------------------------------
               Other Assets Less Liabilities - 6.0%                    1,513,282
               -----------------------------------------------------------------
               Net Assets - 100%                                     $25,129,037
               =================================================================

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
December 31, 1998

--------------------------------------------------------------------------------
Assets

Investment securities, at market value (cost $20,775,086) (note 1)  $ 23,615,755
Cash                                                                   1,345,755
Receivables:
  Dividends and interest                                                 147,037
  Shares sold                                                              3,000
Other assets                                                              68,624
--------------------------------------------------------------------------------
    Total assets                                                      25,180,171
--------------------------------------------------------------------------------
Liabilities

Payable for shares redeemed                                                  273
Accrued expenses:
  Management fees (note 6)                                                10,579
  12b-1 distribution and service fees (notes 1 and 6)                      6,748
  Other                                                                   33,534
--------------------------------------------------------------------------------
    Total liabilities                                                     51,134
--------------------------------------------------------------------------------
Net assets (note 7)                                                 $ 25,129,037
================================================================================
Class A Shares (note 1)

Net assets                                                          $ 19,730,293
Shares outstanding                                                     1,446,887
Net asset value and redemption price per share                      $      13.64
Offering price per share (net asset value per share plus
maximum sales charge of 4.20% of offering price)*                 $        14.24
================================================================================
Class B Shares (note 1)

Net assets                                                          $      1,500
Shares outstanding                                                           110
Net asset value, offering and redemption price per share            $      13.64
================================================================================
Class C Shares (note 1)

Net assets                                                          $  5,395,744
Shares outstanding                                                       396,702
Net asset value, offering and redemption price per share            $      13.60
================================================================================
Class R Shares (note 1)

Net assets                                                          $      1,500
Shares outstanding                                                           110
Net asset value, offering and redemption price per share            $      13.64
================================================================================

* Effective after the close of business on December 31, 1998, the maximum sales charge on Class A Shares was increased from 4.20% to 5.75%. The offering price of Class A Shares at the 5.75% maximum sales charge on December 31, 1998, would have been $14.47 per share.

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended December 31, 1998

--------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                            $   617,878
Interest                                                                 107,615
--------------------------------------------------------------------------------
Total investment income                                                  725,493
--------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                  62,384
12b-1 service fees - Class A (notes 1 and 6)                              19,514
12b-1 distribution and service fees - Class C (notes 1 and 6)             20,399
Shareholders' servicing agent fees and expenses                           35,658
Custodian's fees and expenses                                             21,066
Directors' fees and expenses (note 6)                                        765
Professional fees                                                          5,423
Shareholders' reports - printing and mailing expenses                     22,778
Federal and state registration fees                                       11,540
Other expenses                                                             2,746
--------------------------------------------------------------------------------
Total expenses                                                           202,273
--------------------------------------------------------------------------------
Net investment income                                                    523,220
--------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)           711,215
Net change in unrealized appreciation or depreciation of investments     412,822
--------------------------------------------------------------------------------
Net gain from investments                                              1,124,037
--------------------------------------------------------------------------------
Net increase in net assets from operations                           $ 1,647,257
================================================================================

                Statement of Changes in Net Assets (Unaudited)

                                              Six Months Ended       Year Ended
                                                      12/31/98          6/30/98
-------------------------------------------------------------------------------
Operations
Net investment income                              $   523,220      $ 1,244,577
Net realized gain from investment
 transactions (notes 1 and 4)                          711,215        2,296,988
Net change in unrealized appreciation
 or depreciation of investments                        412,822          990,857
-------------------------------------------------------------------------------
Net increase in net assets from operations           1,647,257        4,532,422
-------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                             (470,685)      (1,033,890)
  Class C                                             (117,388)        (259,894)
-------------------------------------------------------------------------------
Decrease in net assets from distributions
 to shareholders                                      (588,073)      (1,293,784)
-------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                       505,812        1,302,662
Net proceeds from shares issued to
 shareholders due to reinvestment of
 distributions                                         288,815          839,065
-------------------------------------------------------------------------------
                                                       794,627        2,141,727
-------------------------------------------------------------------------------
Cost of shares redeemed                             (2,444,215)      (5,372,175)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets from
 Fund share transactions                            (1,649,588)      (3,230,448)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets                 (590,404)           8,190
Net assets at the beginning of period               25,719,441       25,711,251
-------------------------------------------------------------------------------
Net assets at the end of period                    $25,129,037      $25,719,441
===============================================================================
Balance of undistributed (over-distributed)
 net investment income at end of period            $   (52,337)     $    12,516
===============================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)


1. General Information and Significant Accounting Policies

The Flagship Utility Income Fund (the "Fund") is a series of Flagship Admiral Funds Inc. (the "Corporation"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide current income and long-term growth of income and capital by investing primarily in the preferred and common stocks of companies in the public utilities industry. The Fund will seek capital appreciation as a secondary objective.

Effective after the close of business on December 31, 1998, the Corporation and the Fund changed their names to Nuveen Taxable Funds Inc. and Nuveen Dividend and Growth Fund, respectively. The Fund also changed the way in which it will pursue its investment objective. The Dividend and Growth Fund will invest the majority of fund assets in fixed-income securities with varying maturities. The balance of fund assets will be invested primarily in stocks of established, well-known companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange on which such securities are primarily traded; however, securities traded on a national securities exchange for which there are no transactions on a given day or securities not listed on a national securities exchange are valued at the mean between the last reported bid and asked prices. Any securities or assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term investments are valued at amortized cost, which approximates market value.

Effective after the close of business on December 31, 1998, the prices used to value fixed-income securities in the Portfolio of Investments are based on the mean between the bid and ask prices as provided by an independent pricing service. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. Common stocks and other equity securities are valued at the last sales price that day. Securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Any securities or assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term investments are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 1998, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund is authorized to issue Class A, B, C and R Shares, but did not offer Class B and R Shares until December 31, 1998. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares at the end of eight years. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions as well as restricted securities. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended December 31, 1998.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                             Six Months Ended 12/31/98       Year Ended 6/30/98
                             --------------------------      ----------------------
                              Shares         Amount         Shares      Amount
----------------------------------------------------------------------------------
Shares sold:
    Class A                    32,109       $   416,746       99,136   $ 1,259,086
    Class B                       110             1,500           --            --
    Class C                     6,527            86,066        3,043        43,576
    Class R                       110             1,500           --            --
Shares issued to shareholders
 due to reinvestment of
 distributions:
    Class A                    17,461           228,726       52,493       645,383
    Class B                        --                --           --            --
    Class C                     4,599            60,089       15,831       193,682
    Class R                        --                --           --            --
----------------------------------------------------------------------------------

                               60,916           794,627      170,503     2,141,727
----------------------------------------------------------------------------------
Shares redeemed:
    Class A                  (135,161)       (1,759,449)    (370,411)   (4,588,730)
    Class B                        --                --           --            --
    Class C                   (52,527)         (684,766)     (64,162)     (783,445)
    Class R                        --                --           --            --
----------------------------------------------------------------------------------

                             (187,688)       (2,444,215)    (434,573)   (5,372,175)

----------------------------------------------------------------------------------
Net increase (decrease)      (126,772)      $(1,649,588)    (264,070)  $(3,230,448)
==================================================================================

3. Distributions to Shareholders

The Fund declared a dividend distribution from its net investment income which was paid on February 1, 1999, to shareholders of record on January 8, 1999, as follows:

--------------------------------------------------------------------------------
Dividend per share:
        Class A                                                          $ .0990
        Class B                                                            .0865
        Class C                                                            .0865
        Class R                                                            .1030
================================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. government obligations and short-term investments for the six months ended December 31, 1998, were as follows:

--------------------------------------------------------------------------------
Purchases:
  Investment securities                                              $ 6,936,266
  U.S. government obligations                                          1,427,062
  Short-term investments                                               2,997,244
Sales:
  Investment securities                                                9,553,485
  U.S. government obligations                                          1,400,380
  Short-term investments                                               3,000,000
================================================================================

At December 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

At June 30, 1998, the Fund's last fiscal year end, the Fund had unused capital loss carryforwards of $3,653,149 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $891,661 will expire in the year 1999, $1,241,875 will expire in the year 2002 and $1,519,613 will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)

At December 31, 1998, net unrealized appreciation aggregated $2,840,669 of which $3,230,230 related to appreciated securities and $389,561 related to depreciated securities.

6. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average Daily Net Asset Value                                     Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5000 of 1%
For the next $125 million                                            .4875 of 1
For the next $250 million                                            .4750 of 1
For the next $500 million                                            .4625 of 1
For the next $1 billion                                              .4500 of 1
For net assets over $2 billion                                       .4250 of 1
================================================================================

Effective after the close of business on December 31, 1998, the Fund will pay an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average Daily Net Asset Value                                     Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .7500 of 1%
For the next $125 million                                            .7375 of 1
For the next $250 million                                            .7250 of 1
For the next $500 million                                            .7125 of 1
For the next $1 billion                                              .7000 of 1
For net assets over $2 billion                                       .6750 of 1
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

Through December 31, 1998, the Adviser voluntarily reimbursed expenses from time to time at its discretion. Effective after the close of business on December 31, 1998, the Adviser has agreed to waive fees and reimburse expenses through July 31, 1999, in order to prevent total operating expenses (excluding any 12b-1 distribution and service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares.

During the six months ended December 31, 1998, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended December 31, 1998, the Distributor compensated authorized dealers with approximately $800 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 distribution and service fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. The Distributor retained approximately $2,300 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $200 of CDSC on share redemptions for the six months ended December 31, 1998.

7. Composition of Net Assets

At December 31, 1998, the Fund had 200,000,000 shares of $.001 par value common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                    $ 25,345,112

Balance of undistributed (over-distributed) net investment income       (52,337)

Accumulated net realized gain (loss) from investment transactions    (3,004,407)

Net unrealized appreciation of investments                            2,840,669
--------------------------------------------------------------------------------
Net assets                                                         $ 25,129,037
================================================================================

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)
                                    Investment Operations             Less Distributions
                               -------------------------------    ---------------------------


                                                   Net
                                             Realized/
                                            Unrealized
                   Beginning          Net      Invest-                Net                        Ending
                         Net      Invest-         ment            Invest-                           Net
Year Ended             Asset         ment         Gain               ment    Capital              Asset         Total
June 30,               Value   Income (a)       (Loss)   Total     Income       Gain    Total     Value    Return (b)
---------------------------------------------------------------------------------------------------------------------
Class A (8/83)
    1999 (e)       $   13.06         $.28       $  .62   $ .90    $  (.32)   $    --    $(.32)   $13.64          7.00%
    1998               11.51          .61         1.57    2.18       (.63)        --     (.63)    13.06         19.32
    1997               11.09          .66          .40    1.06       (.64)        --     (.64)    11.51          9.89
    1996               10.24          .64          .85    1.49       (.64)        --     (.64)    11.09         14.82
    1995                9.69          .64          .55    1.19       (.64)        --     (.64)    10.24         12.73
    1994               11.04          .63        (1.34)   (.71)      (.64)        --     (.64)     9.69         (6.83)
Class B (12/98)
    1999 (d)           13.64           --           --      --         --         --       --     13.64            --
Class C (7/93)
    1999 (e)           13.03          .25          .60     .85       (.28)        --     (.28)    13.60          6.65
    1998               11.49          .55         1.56    2.11       (.57)        --     (.57)    13.03         18.65
    1997               11.08          .61          .38     .99       (.58)        --     (.58)    11.49          9.25
    1996               10.24          .58          .84    1.42       (.58)        --     (.58)    11.08         14.15
    1995                9.69          .59          .55    1.14       (.59)        --     (.59)    10.24         12.14
    1994 (c)           11.05          .59        (1.39)   (.80)      (.56)        --     (.56)     9.69         (7.52)*
Class R (12/98)
    1999 (d)           13.64           --           --      --         --         --       --     13.64            --
=====================================================================================================================

Class (Inception Date)
                   Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
                                                                   Ratio                                  Ratio
                                                                  of Net                                 of Net
                                            Ratio of          Investment            Ratio of         Investment
                                            Expenses              Income            Expenses          Income to
                                          to Average          to Average          to Average            Average
                          Ending          Net Assets          Net Assets          Net Assets         Net Assets
                             Net              Before              Before               After              After       Portfolio
Year Ended                Assets          Reimburse-          Reimburse-          Reimburse-         Reimburse-        Turnover
June 30,                   (000)                ment                ment            ment (a)           ment (a)            Rate
-------------------------------------------------------------------------------------------------------------------------------
Class A (8/83)
    1999 (e)            $ 19,730                1.50%*              4.32%*              1.50%*             4.32%*            35%
    1998                  20,013                1.35                4.92                1.34               4.93             101
    1997                  20,157                1.54                5.41                 .98               5.97             128
    1996                  25,010                1.45                5.35                 .98               5.82             115
    1995                  25,000                1.52                6.00                1.00               6.52             159
    1994                  26,921                1.38                5.48                 .94               5.92             193
Class B (12/98)
    1999 (d)                   2                  --                  --                  --                 --              35
Class C (7/93)
    1999 (e)               5,396                2.05*               3.75*               2.05*              3.75*             35
    1998                   5,707                1.90                4.38                1.89               4.39             101
    1997                   5,555                2.09                4.91                1.53               5.47             128
    1996                   6,302                2.00                4.79                1.52               5.27             115
    1995                   5,501                2.06                5.49                1.54               6.01             159
    1994 (c)               5,129                2.04*               5.11*               1.46*              5.69*            193
Class R (12/98)
    1999 (d)                   2                  --                  --                  --                 --              35
===============================================================================================================================

*   Annualized.

(a) After waiver of certain management fees or reimbursement of expenses by Nuveen Advisory or its predecessor Flagship Financial.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

(c) From commencement of class operations as noted.

(d) Commencement of class operations was December 31, 1998.

(e) For the six months ended December 31, 1998.

Building a Better Portfolio
Can Make You a Successful Investor


Nuveen Family
of Mutual Funds

Nuveen offers a variety
of funds designed to
help you reach your
financial goals.

Growth

Nuveen Rittenhouse
Growth Fund

Growth and
Income

European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Dividend and
Growth Fund


Income

Income Fund


Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Investment Advisory Services. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information



Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787


Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.


Independent Public
Accountants

Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, income, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com